Exhibit 99.1

American Campus Communities REITWeek - June 2010 Supplemental Analyst Package

2 Joint Venture Portfolio Acquisition

3 Transaction Overview Portfolio Description: 14 property portfolio currently owned 90% by Joint Venture partner and 10% by ACC Portfolio Valuation: $348.9mm total portfolio value ($252.2mm fixed-rate mortgage debt and $96.7mm equity) Purchase Price/Consideration Mix: $89.1mm in cash paid for Joint Venture partner’s 90% interest (includes$2mm paid for cash in operating accounts) and assumption of fixed-rate mortgage debt Value/Bed: $40,880 (based on 8,534 beds) Nominal Cap Rate:7.1% (includes $3.8mm in upfront capital improvements) Economic Cap Rate: 6.5% (after $203/bed capital reserves, investing additional $3.8mm in upfront capex, and $3.7mm in estimated transaction expenses) Accretion/Dilution: $0.05-$0.07 accretive to 2011 FFOM before debt MTM and other purchase accounting impacts (net of $1.8mm of lost third party management revenues related to existing Joint Venture)

4 Strategic Rationale Rare opportunity to acquire growth assets with minimal integration risk Opportunity to improve net asset value given full control over operational and asset management decisions Portfolio primarily located in major university markets with an average distance to campus of 1.2 miles Expands wholly-owned portfolio into 8 new university markets Enhances ability to self-fund development pipeline via dispositions

Portfolio Overview

Acquisition Property	Units	Beds	Year Built/Age	University Served	Distance to Campus [1]	Average Rent per Occupied Bed [2]	
Fund II Joint Venture							
The Edge	180	720	1998-99	UNC - Charlotte	0.1	$ 400	
University Walk	120	480	2002	UNC - Charlotte	0.1	451	
Uptown	180	528	2004	University of North Texas	0.5	562	
TOTAL Fund II: 3 Properties	**480**	**1,728**	**8.8 years**		**0.2**	**$ 461**	[3]
Fund III Joint Venture							
Lion's Crossing	204	696	1996	Penn State University	1.8	$ 467	
Nittany Crossing	204	684	1996	Penn State University	1.7	438	
State College Park	196	752	1991	Penn State University	1.0	415	
The View	156	590	2003	University of Nebraska	1.2	304	
Chapel Ridge	180	544	2003	UNC - Chapel Hill	2.8	580	
Chapel View	224	358	1986	UNC - Chapel Hill	2.9	604	
University Oaks	181	662	2004	University of South Carolina	2.0	487	
Blanton Common	276	860	2005-06	Valdosta State University	1.6	447	
Burbank Commons	134	532	1995	Louisiana State University	0.4	404	
University Crescent	192	612	1999	Louisiana State University	0.5	474	
University Greens	156	516	1999	University of Oklahoma	1.1	389	
TOTAL Fund III: 11 Properties	**2,103**	**6,806**	**11.5 years**		**1.5**	**$ 449**	[3]
TOTAL: 14 Acquisition Properties	2,583	8,534	11.0 years		1.2	$ 452	[3]

[1] Distance in miles from subject property to closest edge of campus for the subject university served.

[2] Average rent per occupied bed for each property is calculated by dividing the average monthly actual net student rent recognized in Q1 2010 by the average number of occupied beds in Q1 2010.

[3] Average rent per occupied bed for the funds in total is calculated by dividing the aggregate total of the average monthly actual net student rent recognized by each property in the fund in Q1 2010 by the average number of occupied beds in the fund for Q1 2010.

AMERICAN CAMPUS

5

6 Capital Structure as of March 31, 2010 ($ in thousands) ACC Standalone  Pro Forma Acquisition Total Debt (1) $1,089,023 $1,430,321 (2) Total Equity Market Value (3) 1,496,983 1,496,983 Total Market Capitalization $2,586,006 $2,927,304 Debt to Total Market Capitalization 42.1% 48.9% Interest Coverage (4) 2.43 2.13 Fixed Rate Mortgage Loans Maturity Schedule $220,000 $200,000 $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $0 2010 2011 2012 2013 2014 2015 2016 2017 2018+ ACC Mortgage Loans Fidelity Mortgage Loans $53,801 $4,456 $49,345 $181,249 $84,969(5) $96,280 $136,718 $62,945 $73,773 $83,003 $83,003 $99,735 $99,735 $198,619 $9,690 $188,929 $163,217 $14,888 $148,329 $119,000 $75,300 $43,700 $11,929 $11,929 (1) Excludes debt related to our on-campus participating properties totaling $84.0 million with a weighted average interest rate of 7.18% and average term to maturity of 10.3 years. Also excludes net unamortized debt discounts of $4.5 million as well as our share of debt from our unconsolidated joint ventures with Fidelity totaling $29.4 million prior to acquisition and $4.1 million after acquisition. (2) Includes $89.1 million in cash paid to Joint Venture partner, to be funded with the company's revolving credit facility. Does not include transaction costs or upfront capital expenditures. (3) Based on share price of $27.66 at March 31, 2010.  Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares. (4) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. (5) Three loans with GECC, totaling $71.0 million, have two one-year extension options for which the company currently expects to qualify.

2010/2011 Leasing Status

Joint Venture Portfolio to be Acquired

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Final Fall 2009 Occupancy [4]	Projected Rate Increase [5]
Fund II Properties									
1. The Edge-Charlotte, NC	693	96.4%	571	79.4%	719	720	62.5%	96.1%	6.4%
2. University Walk-Charlotte, NC	362	76.1%	443	93.1%	476	480	80.4%	99.8%	3.6%
3. Uptown-Denton, TX	422	80.7%	326	62.3%	523	528	96.2%	82.0%	-1.3%
Subtotal - Fund II Properties	**1,477**	**86.0%**	**1,340**	**78.0%**	**1,718**	**1,728**	**77.8%**	**92.8%**	**2.9%**
Fund III Properties									
4. University Crescent-Baton Rouge, LA	604	98.7%	600	98.0%	612	612	87.6%	99.2%	5.7%
5. State College Park-State College, PA	748	99.5%	740	98.4%	752	752	99.5%	98.9%	5.5%
6. Nittany Crossing-State College, PA	674	99.4%	681	100.4%	678	684	99.4%	99.1%	5.2%
7. Lion's Crossing-State College, PA	692	99.4%	686	98.6%	696	696	99.4%	99.1%	4.1%
8. Burbank Commons-Baton Rouge, LA	338	63.8%	523	98.7%	530	532	91.4%	98.7%	3.8%
9. The View-Lincoln, NE	457	78.0%	398	67.9%	586	590	94.4%	93.6%	2.8%
10. Chapel Ridge-Chapel Hill, NC	507	93.4%	494	91.0%	543	544	97.1%	94.1%	2.6%
11. Chapel View-Chapel Hill, NC	337	96.8%	320	92.0%	348	358	95.8%	96.6%	2.6%
12. University Greens-Norman, OK	352	68.2%	366	70.9%	516	516	93.0%	90.5%	1.9%
13. Blanton Commons-Valdosta, GA	320	37.2%	447	52.0%	860	860	72.7%	87.8%	0.8%
14. University Oaks-Columbia, SC	591	90.6%	519	79.6%	652	662	98.8%	86.4%	-3.3%
Subtotal - Fund III Properties	**5,620**	**83.0%**	**5,774**	**85.3%**	**6,773**	**6,806**	**93.0%**	**94.7%**	**2.9%**
Total Joint Venture Properties	7,097	83.6%	7,114	83.8%	8,491	8,534	89.9%	94.4%	2.9%

[1] As of June 4, 2010 for current year and June 5, 2009 for prior year.

[2] Rentable beds exclude beds needed for on-site staff.

[3] As of September 30, 2008.

[4] As of September 30, 2009.

[5] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

7

8 ACC Leasing Update

2010/2011 Leasing Status

Existing Wholly-owned Properties - Summary

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Projected Rate Increase [4]
Total Same Store Wholly-owned Properties	41,017	88.9%	40,323	87.5% [5]	46,152 [5]	46,683 [5]	95.9% [5]	2.0%
Legacy Properties	21,619	88.1%	21,750	88.6%	24,545	24,828	96.2%	2.3%
GMH Properties (Acquired June 2008) [6]	19,398	89.8%	18,573	86.3% [5]	21,607 [5]	21,855 [5]	95.6% [5]	1.6%
New Wholly-owned Property [7]	315	61.0%	208	40.3%	516	528	n/a	14.0%
Total Wholly-owned Properties	41,332	88.6%	40,531	87.0% [5]	46,668 [5]	47,211 [5]	95.9% [5]	2.1%

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Projected Rate Increase [4]
Total Same Store Wholly-owned Properties	39,172	84.9%	38,812	84.2% [5]	46,152 [5]	46,683 [5]	95.9% [5]	2.0%
Legacy Properties	20,425	83.2%	20,686	84.3%	24,545	24,828	96.2%	2.3%
GMH Properties (Acquired June 2008) [6]	18,747	86.8%	18,126	84.2% [5]	21,607 [5]	21,855 [5]	95.6% [5]	1.6%
New Wholly-owned Property [7]	284	55.0%	190	36.8%	516	528	n/a	14.0%
Total Wholly-owned Properties	39,456	84.5%	39,002	83.7% [5]	46,668 [5]	47,211 [5]	95.9% [5]	2.1%

(1) As of June 4, 2010 for current year and June 5, 2009 for prior year.
(2) Rentable beds exclude beds needed for on-site staff.
(3) As of September 30, 2009.
(4) Projected rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.
(5) Rentable beds and design beds include an additional 80 beds at one property that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.
(6) Excludes Riverside Estates, Cambridge at Southern and Campus Walk – Oxford, which were sold in December 2009, March 2010 and April 2010, respectively.
(7) Represents University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010.

AMERICAN CAMPUS

9

2010/2011 Leasing Status

Properties with Projected Rental Rate Growth Above 3%

	Current Year		Prior Year						
	Leases (1)	% of Rentable Beds	Leases (1)	% of Rentable Beds	Rentable Beds (2)	Design Beds	Final Fall 2009 Occupancy (3)	Initial Rate Increase	Projected Rate Increase (4)
Properties Increasing Rental Rates									
1. Pirates Place-Greenville, NC	285	54.0%	246	46.6%	528	528	82.6%	19.2%	19.2%
2. University Manor-Greenville, NC	570	96.0%	617	103.9%	594	600	99.3%	6.1%	6.7%
3. University Meadows-Mt. Pleasant, MI	599	98.8%	587	96.9%	606	616	97.4%	3.9%	4.9%
4. Pirates Cove-Greenville, NC	917	87.5%	938	89.5%	1,048	1,056	95.9%	4.2%	4.9%
5. University Club Apartments-Gainesville, FL	225	59.8%	273	72.6%	376	376	93.9%	-3.3%	4.4%
6. The Highlands-Reno, NV	441	61.3%	551	76.5%	720	732	99.0%	4.0%	4.4%
7. The Enclave-Bowling Green, OH	396	82.5%	441	91.9%	480	480	99.2%	4.4%	4.4%
8. University Village at Boulder Creek-Boulder, CO	294	98.3%	296	99.0%	299	309	98.7%	4.1%	4.4%
9. University Mills-Cedar Falls, IA	476	99.0%	476	99.0%	481	481	98.8%	3.5%	4.3%
10. University Crossings-Philadelphia, PA	989	98.9%	997	99.7%	1,000	1,016	99.1%	3.9%	4.2%
11. University Trails-Lubbock, TX	672	99.7%	674	100.0%	674	684	97.4%	3.7%	4.1%
12. Campus Corner-Bloomington, IN	764	97.3%	778	99.1%	785	796	96.5%	2.3%	4.0%
13. The Callaway House-College Station, TX	528	100.2%	539	102.3%	527	538	103.5%	3.9%	4.0%
14. Brookstone Village-Wilmington, NC	202	86.7%	206	88.4%	233	238	99.2%	3.5%	3.9%
15. The Club-Athens, GA	459	96.6%	460	96.8%	475	480	97.7%	2.9%	3.8%
16. The Centre-Kalamazoo, MI	675	96.7%	651	93.3%	698	700	98.3%	3.4%	3.8%
17. Abbott Place-East Lansing, MI	632	99.2%	592	92.9%	637	654	99.4%	3.1%	3.6%
18. Campus Trails-Starkville, MS	383	80.6%	466	98.1%	475	480	99.0%	3.0%	3.6%
19. The Outpost-San Antonio, TX	710	85.7%	833	100.6%	828	828	99.9%	3.6%	3.6%
20. The Outpost-San Marcos, TX	484	99.6%	484	99.6%	486	486	99.2%	2.9%	3.4%
21. Barrett Honors College-Tempe, AZ	1,529	91.3%	1,433	85.6%	1,675	1,721	95.1%	TBD	3.4%
22. River Club Apartments-Athens, GA	629	80.6%	615	78.8%	780	792	96.0%	2.9%	3.3%
23. The Edge-Orlando, FL	865	94.0%	798	86.7%	920	930	99.1%	2.9%	3.2%
24. The Village at Blacksburg-Blacksburg, VA	1,032	98.5%	1,044	99.6%	1,048	1,056	99.4%	3.0%	3.1%
25. Entrada Real-Tucson, AZ	348	95.9%	362	99.7%	363	363	99.7%	2.9%	3.1%
26. Villas at Chestnut Ridge-Amherst, NY	543	100.0%	514	94.7%	543	552	99.3%	3.1%	3.0%
27. University Village at Sweethome-Amherst, NY	477	58.5%	527	64.6%	816	828	99.8%	2.7%	3.0%
28. Sunnyside Commons-Morgantown, WV	163	101.2%	157	97.5%	161	161	98.8%	3.0%	3.0%
29. University Place-Charlottesville, VA	309	61.2%	234	46.3%	505	528	88.8%	3.0%	3.0%
Subtotal-Projected Rental Rate Growth Above 3%	**16,596**	**88.5%**	**16,789**	**89.5%**	**18,761**	**19,009**	**97.5%**	**3.6%**	**4.0%**

(1) As of June 4, 2010 for current year and June 5, 2009 for prior year.
(2) Rentable beds exclude beds needed for on-site staff.
(3) As of September 30, 2009.
(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

10

2010/2011 Leasing Status

Properties with Projected Rental Rate Growth Between 0% and 2.99%

		Current Year		Prior Year							
		Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates										
1.	The Village on Sixth Avenue-Huntington, WV	572	76.4%	510	68.1%	749	752	96.5%	2.6%	2.9%
2.	Stone Gate-Harrisonburg, VA	660	98.8%	660	98.8%	668	672	98.5%	3.0%	2.8%
3.	Aggie Station-Bryan, TX	443	99.8%	449	101.1%	444	450	99.8%	2.5%	2.8%
4.	Olde Towne University Square-Toledo, OH	547	100.0%	454	83.0%	547	550	96.5%	2.6%	2.8%
5.	Campus Way-Tuscaloosa, AL	567	84.2%	663	98.5%	673	684	99.0%	2.7%	2.7%
6.	River Walk Townhomes-Athens, GA	332	98.8%	313	93.2%	336	336	98.5%	2.2%	2.7%
7-8.	University Club Townhomes-Tallahassee, FL	601	82.0%	688	93.9%	733	736	98.6%	2.4%	2.6%
9.	Hawks Landing-Oxford, OH	476	98.8%	344	71.4%	482	484	83.5%	0.8%	2.6%
10.	University Gables-Murfreesboro, TN	373	58.1%	441	68.7%	642	648	95.2%	2.6%	2.6%
11.	Vista del Sol-Tempe, AZ	1,553	84.7%	1,808	98.6%	1,833	1,866	95.4%	3.1%	2.6%
12.	University Pointe-Lubbock, TX	672	99.7%	643	95.4%	674	682	98.4%	2.4%	2.5%
13.	University Village (Temple)-Philadelphia, PA	632	86.7%	721	98.9%	729	749	98.7%	2.2%	2.5%
14-15.	College Club Townhomes-Tallahassee, FL	535	99.1%	345	63.9%	540	544	98.5%	1.7%	2.4%
16.	Callaway Villas-College Station, TX	647	93.6%	493	71.3%	691	704	84.1%	3.8%	2.4%
17-19.	University Village-Tallahassee, FL	710	99.4%	682	95.5%	714	716	99.2%	2.0%	2.3%
20.	Royal Lexington-Lexington, KY	340	93.4%	347	95.3%	364	364	95.9%	2.5%	2.3%
21.	Raider's Pass-Lubbock, TX	776	95.1%	691	84.7%	816	828	99.0%	2.1%	2.3%
22.	Campus Club-Statesboro, GA	746	76.0%	793	80.8%	981	984	95.5%	2.0%	2.0%
23.	University Centre-Newark, NJ	649	78.8%	463	56.2%	824	838	89.7%	2.2%	2.0%
24.	Southview-Harrisonburg, VA	930	97.6%	926	97.2%	953	960	96.5%	2.3%	1.9%
25.	University Pines-Statesboro, GA	334	60.5%	327	59.2%	552	552	97.3%	1.7%	1.8%
26.	The Village at Alafaya Club-Orlando, FL	509	61.4%	669	80.7%	829	839	98.9%	1.7%	1.8%
27-29.	The Summit & Jacob Heights-Mankato, MN	773	83.6%	595	64.3%	925	930	90.0%	1.1%	1.7%
30.	Peninsular Place-Ypsilanti, MI	251	54.1%	182	39.2%	464	478	93.9%	1.1%	1.6%
31.	The Village at Science Drive-Orlando, FL	425	58.8%	637	88.1%	723	732	99.5%	2.5%	1.6%
32.	Northgate Lakes-Orlando, FL	615	86.6%	704	99.2%	710	710	98.2%	1.4%	1.4%
33.	City Parc at Fry Street-Denton, TX	352	85.9%	407	99.3%	410	418	97.8%	2.6%	1.3%
34.	Campus Ridge-Johnson City, TN	298	57.0%	316	60.4%	523	528	90.2%	1.2%	1.2%
35.	Raider's Crossing-Murfreesboro, TN	218	79.0%	225	81.5%	276	276	97.5%	2.1%	0.7%
36.	Tower at 3rd-Champaign, IL	278	74.5%	280	95.6% [5]	373 [5]	375 [5]	99.0% [5]	1.2%	0.6%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**16,814**	**83.3%**	**16,776**	**83.5%** [5]	**20,178** [5]	**20,385** [5]	**95.9%** [5]	**2.3%**	**2.2%**
	Subtotal-Properties Increasing Rental Rates	**33,410**	**85.8%**	**33,565**	**86.4%** [5]	**38,939** [5]	**39,394** [5]	**96.7%** [5]	**2.8%**	**3.0%**

(1) As of June 4, 2010 for current year and June 5, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

(5) Rentable beds and design beds include an additional 80 beds that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.

AMERICAN CAMPUS

11

2010/2011 Leasing Status

Properties Reducing Rental Rates

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Reducing Rental Rates									
1. GrandMarc-Seven Corners-Minneapolis, MN	523	120.8%	334	77.1%	433	440	108.2%	3.0%	-0.1%
2. The Woods at Greenland-Murfreesboro, TN	159	57.6%	179	64.9%	276	276	96.0%	1.8%	-0.2%
3. University Village Sacramento-Sacramento, CA	304	79.6%	186	48.7%	382	394	87.8%	-0.5%	-0.5%
4. The Commons-Harrisonburg, VA	506	96.6%	412	78.6%	524	528	84.3%	-0.3%	-0.8%
5. University Village Fresno-Fresno, CA	236	59.6%	392	99.0%	396	406	98.8%	0.4%	-0.8%
6. Newtown Crossing-Lexington, KY	855	90.8%	715	75.9%	942	942	88.6%	1.0%	-1.1%
7. Royal Village-Gainesville, FL	308	68.8%	437	97.5%	448	448	97.8%	1.5%	-1.2%
8. Campus Walk Wilmington-Wilmington, NC	131	46.0%	128	44.9%	285	290	84.1%	-2.2%	-2.2%
9-10. Willowtree Apartments and Towers-Ann Arbor, MI	578	68.7%	456	54.2%	841	851	83.9%	0.7%	-2.5%
11. The Estates-Gainesville, FL	688	66.3%	763	73.5%	1,038	1,044	97.1%	-0.2%	-3.1%
12. Villas on Apache-Tempe, AZ	225	79.5%	89	31.4%	283	288	73.3%	14.6%	-3.4%
13. Lakeside-Athens, GA	672	86.7%	554	71.5%	775	776	92.1%	-4.4%	-3.5%
14. Aztec Corner-San Diego, CA	577	97.8%	602	102.0%	590	606	99.3%	TBD	-16.3%
Subtotal – Properties Reducing Rental Rates	**5,762**	**79.9%**	**5,247**	**72.7%**	**7,213**	**7,289**	**92.0%**	**0.8%**	**-3.5%**
Total Same Store Portfolio	39,172	84.9%	38,812	84.2% [5]	46,152 [5]	46,683 [5]	95.9% [5]	2.5%	2.0%

[1] As of June 4, 2010 for current year and June 5, 2009 for prior year.
[2] Rentable beds exclude beds needed for on-site staff.
[3] As of September 30, 2009.
[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.
[5] Rentable beds and design beds include an additional 80 beds at Tower at 3rd that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2009 occupancy.

AMERICAN CAMPUS

12

13 Forward Looking Statements In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.